UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

HARTMARX CORPORATION

(Exact name of registrant as specified in charter)

DELAWARE                1-8501                36-3217140
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)          Identification No.)

101 North Wacker Drive
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

(312) 372-6300
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Retirement of Principal Accounting Officer

Andrew A. Zahr, vice president, controller and principal accounting officer of Hartmarx Corporation (the "Company"), has advised the Company that he will retire from active employment effective December 31, 2007.  Effective November 1, 2007 Mr. Zahr will he will no longer serve as the Company's principal accounting officer and controller, but will continue as a vice president.

(c)           Appointment of New Principal Accounting Officer

Effective November 1, 2007, James T. Conners, age 44, has been appointed vice president, controller and principal accounting officer for the Company.  Mr. Conners has been employed by the Company since August 16, 2007, in anticipation of Mr. Zahr's retirement.  There are no family relationships between Mr. Conners and any director or other executive officer of the Company and the Company is not aware of any related party transactions between the Company and Mr. Conners.

From 1999 until December 2006 Mr. Conners served in a variety of accounting and financial positions at ACNielsen, a leading global provider of marketing research information services, analytical systems and tools, and professional services.  He served as vice president, planning and analysis from 2005 to 2006; vice president, controller, global from 2003 to 2005; vice president, controller, U.S. Region, from 2000 to 2003; and director, financial planning and analysis from 1999 to 2000.

(e)           Compensation Arrangement with Mr. Conners

Mr. Conners' compensation arrangements with the Company are an annual base salary of $185,000, and he is also eligible to participate in the Hartmarx Management Incentive Plan ("MIP"), the Company's annual incentive bonus program.  Mr. Conners' incentive bonus opportunity amounts under the MIP for fiscal year ending November 30, 2007 are: Threshold - $20,000; Target - $50,000; Maximum - $100,000.  The amount he receives will be pro-rated for the period beginning August 16, 2007 through November 30, 2007, and will depend on the Company's performance.  Mr. Conners is eligible for equity grants under the Company's 2006 Incentive Stock Plan, as approved by the Compensation and Stock Option Committee of the Board of Directors ("Committee").  The actual amount and value of equity awards granted to Mr. Conners will be determined by the Committee as and when the Committee approves equity awards.  As of the date of filing of this current report on Form 8-K, no equity awards have been granted to Mr. Conners.  In addition, Mr. Conners is eligible for other benefits consistent with those received by other Company executives.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated October 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTMARX CORPORATION

/s/ Taras R. Proczko
Taras R. Proczko
Senior Vice President
Dated: November 2, 2007

EXHIBIT LIST

Exhibit Number	Description

99.1	Press Release dated October 29, 2007.